SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT
July 1, 2002
(Date of earliest event reported)

COMMISSION FILE NUMBER 0-23732

WINSTON HOTELS, INC.
(Exact name of registrant as specified in its charter)

North Carolina (State of incorporation)	56-1624289 (I.R.S. Employer Identification No.)

2626 Glenwood Avenue
Raleigh, North Carolina 27608
(Address of principal executive offices)
(Zip Code)

(919) 510-6010
(Registrant’s telephone number, including area code)

Item 2. Financial Statements and Exhibits

Effective July 1, 2002, Winston Hotels, Inc. (the “Company”), through its taxable REIT subsidiary, Barclay Hospitality Services Inc. (“Barclay”), acquired the leasehold interests for 47 of its hotels from CapStar Winston Company, L.L.C., a wholly owned subsidiary of MeriStar Hotels & Resorts, Inc., (“MeriStar”).

Under the REIT Modernization Act, which became effective January 1, 2001, the Company is permitted to lease its hotels to wholly owned taxable REIT subsidiaries, provided that the subsidiary lessees engage a third-party management company to manage the hotels. Simultaneous with acquiring the leasehold interests, Barclay entered into new management contracts with MeriStar for 39 of the 47 hotels covered by the leases. The form of new management contract that Barclay entered into with MeriStar was filed as Exhibit 10.2 to the Company’s July 15, 2002 Current Report on Form 8-K. These five-year contracts are terminable by Barclay after the first anniversary, subject to certain limitations. Of the remaining eight hotels, seven will continue to be managed under new contracts by Interstate Management and Investment Corporation headquartered in Columbia, South Carolina and one by Hilton Hotels Corporation. Three other hotels in which the Company has an ownership interest will continue to be operated under long-term leases with third parties.

The acquisition of the leasehold interests from MeriStar entitles Barclay to retain the operating profits from the related hotels, which previously accrued to MeriStar under the leases and gives the Company (i) more control over the operations of its hotels, (ii) the benefits from any operating margin improvements at its hotels, and (iii) more flexibility, in that its hotels are no longer encumbered by long term leases that are difficult to amend and expensive to terminate. By acquiring the leasehold interests, Barclay also assumes the risk of any reduction in operating margins at its hotels. All of the hotels continue to operate under the same franchise affiliation as prior to the acquisition of the leasehold interests.

In the current report on Form 8-K filed by the Company on July 15, 2002, the Company indicated that it would file pro forma financial information required by this item by amendment. Had the acquisition of the leasehold interests from MeriStar occurred on March 31, 2002, the Company’s historical March 31, 2002 Consolidated Balance Sheet would have shown an increase in working capital of $1.8 million, an increase in Distributions in excess of earnings of $17.7 million and an increase in Due to banks of $19.5 million.

The total consideration of approximately $19.5 million, as determined and subject to adjustment by the Leasehold Acquisition Agreement (which was filed as Exhibit 10.1 to the Company’s July 15, 2002 Current Report on Form 8-K) was based upon a $17.0 million purchase price for the leasehold interests, adjusted in part for accrued interest and related expenses totaling approximately $0.7 million, and $1.8 million of working capital. The working capital represents the net amount of all of the assets less all of the liabilities of the 47 hotels as of June 30, 2002. The cost of the acquisition of the leasehold interests including accrued interest and related expenses, (excluding the working capital acquired) which totaled approximately $17.7 million, represents the cancellation of an executory contract and was expensed on June 28, 2002. In addition, a deferred tax benefit of $6.7 million was recognized on June 28, 2002 resulting from the timing difference of the $17.7 million payment for financial reporting purposes versus tax purposes. These transactions are not included in the pro forma financial statements included in this Form 8-K/A.

The Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2001 is presented as if the acquisition of the leasehold interests occurred on January 1, 2001 and is filed herewith as Exhibit A. The Unaudited Pro Forma Consolidated Statement of Operations for the Quarter Ended March 31, 2002 is presented as if the acquisition of the leasehold interests occurred on January 1, 2001 and is filed herewith as Exhibit B.

The unaudited pro forma financial statements included in this Form 8-K/A should be read in conjunction with the historical financial statements of both the Company and CapStar Winston Company, L.L.C.

In management’s opinion, all material adjustments necessary to reflect the effects of the acquisition of the leasehold interests from MeriStar on the Company’s financial statements have been made. The following Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2001 and the Unaudited Pro Forma Consolidated Statement of Operations for the Quarter Ended March 31, 2002 are not necessarily indicative of what the actual results of operations of the Company would have been assuming the acquisition of the leasehold interests from MeriStar had been completed on January 1, 2001, nor do they purport to represent the results of operations for future periods.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Winston Hotels, Inc.

Date: August 1, 2002	/s/ Joseph V. Green Joseph V. Green Executive Vice President and Chief Financial Officer (Authorized officer and Principal Financial Officer)

EXHIBIT A

Winston Hotels, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For The Year Ended December 31, 2001
(In Thousands, Except Per Share Data)

	Historical		Pro Forma Adjustments

		CapStar				Pro Froma
	Winston	Winston	Sale of			Winston
	Hotels, Inc.	Company, LLC	Hotel	Other		Hotels, Inc.

	(note a)	(note b)	(note c)
Revenue:
Rooms		$122,487	$(660)			$121,827
Food and beverage		7,546				7,546
Telephone and other operating departments		5,604	(20)			5,584
Percentage lease revenue	$54,755		(225)	$(50,856	)(d)	3,674
Interest, joint venture and other income	2,715					2,715

Total hotel revenue	57,470	135,637	(905)	(50,856)		141,346

Hotel operating expenses by department:						—
Rooms		27,677	(269)			27,408
Food and beverage		5,581				5,581
Telephone and other operating departments		3,483	(22)			3,461
Real Estate Taxes & Insurance	6,682		(16)			6,666
Undistributed operating expenses:						—
Percentage lease		54,290	(225)	(51,583	)(d)	2,482
Administrative and general		12,559	(64)	(938	)(f)	11,557
Sales and marketing		6,715	(32)			6,683
Energy		5,998	(37)			5,961
Repairs and maintenance		6,142	(51)			6,091
Franchise fees		8,783	(48)			8,735
Management fees		582		2,325	(e)	2,907
Other		851	(50)	(25	)(f)	776
Depreciation and amortization		456		(456	)(f)	—

Total hotel operating expenses	6,682	133,117	(814)	(50,677)		88,308

Net hotel operating income	50,788	2,520	(91)	(179)		53,038
Corporate expenses:
General & administrative	5,419	—				5,419
Interest	12,170	—	(128)	1,335	(g)	13,377
Amortization	968	—				968
Depreciation	20,792	—	(100)			20,692

Income before loss on sale, alloc to min int & taxes	11,439	2,520	137	(1,514)		12,582
Loss on sale of property	(682)	—				(682)
Income alloc. to minority interest	(272)	—		(84	)(h)	(356)
Income taxes	—	—		151	(i)	151

Net income	10,485	2,520	137	(1,749)		11,393
Preferred share dividend	(6,938)	—		—		(6,938)

Net income available to common shareholders	$3,547	$2,520	$137	$(1,749)		$4,455

Net income available to common shareholders per share -	$0.21					$0.26
basic and assuming dilution Weighted average number of common shares	16,926					16,926
Weighted average number of common shares -	18,239					18,239
assuming dilution

Winston Hotels, Inc.
Notes to Unaudited Pro Forma Consolidated Statement of Operations
(In Thousands)

(a)	Represents the Company’s historical results of operations.

(b)	Represents CapStar Winston Company, L.L.C.’s historical results of operations.

(c)	Eliminate the historical results of operations of the Raleigh, NC Comfort Inn that was sold by the Company in 2001.

(d)	Eliminate the lease revenue earned by the Company from its leases with CapStar Winston Company, L.L.C. Note that this adjustment results in recognition of deferred revenue totaling $727.

(e)	Adjust historical management fees to the new management contracts that are effective July 1, 2002.

(f)	Eliminate the CapStar Winston Company, L.L.C. corporate general and administrative expenses, depreciation and amortization that do not accrue to the Company as a result of the acquisition of the leasehold interests. These amounts represent actual amounts included in CapStar Winston Company, L.L.C.’s historical Statement of Operations.

(g)	Represents the increase in interest expense (computed using the 2001 pro forma weighted average interest rate of 6.03%) after applying the additional draw on the Company’s line of credit of approximately $19.5 million to fund the acquisition of the leasehold interests from CapStar Winston Company, L.L.C. A change in the interest rate of 1/8% would result in an adjustment of $25 in pro forma interest expense.

(h)	Adjust minority interest allocation.

(i)	To recognize a provision for income taxes associated with Barclay, calculated as income before income taxes for financial reporting purposes multiplied by 38%.

Funds From Operations

Funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts, is income (loss) before minority interest (determined in accordance with generally accepted accounting principles), excluding extraordinary items and gains (losses) from debt restructuring and sales of operating properties, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. The Company further adjusts FFO by subtracting preferred share distributions and adding the change in deferred revenue during the period to eliminate the impact of Staff Accounting Bulletin No. 101. The calculation of FFO may vary from entity to entity and as such the presentation of FFO by the Company may not be comparable to other similarly titled measures of other reporting companies. FFO is not intended to represent cash flows for the period. FFO has not been presented as an alternative to operating income, but as an indicator of operating performance, and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with generally accepted accounting principles. The following compares the computation of FFO for the Company on its historical results of operations and its pro forma results of operations:

	Historical	Pro Forma

Net income	$10,485	$11,393
Income tax provision	—	151
Minority interest allocation	272	356
Preferred stock dividend	(6,938)	(6,938)
Depreciation	20,792	20,692
Depreciation from joint ventures	563	563
Deferred revenue	727	—
Loss on sale of property	682	682

FFO	$26,583	$26,899

EXHIBIT B

Winston Hotels, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For The Quarter Ended March 31, 2002
(In Thousands, Except Per Share Data)

	Historical

		CapStar			Pro Froma
	Winston	Winston	Pro Forma		Winston
	Hotels, Inc.	Company, LLC	Adjustments		Hotels, Inc.

	(note a)	(note b)
Revenue:
Rooms		$28,591			$28,591
Food and beverage		1,770			1,770
Telephone and other operating departments		1,248			1,248
Percentage lease revenue	$9,863	0	$(9,097	)(c)	766
Interest, joint venture and other income	359	—			359

Total hotel revenue	10,222	31,609	(9,097)		32,734

Hotel operating expenses by department:					—
Rooms		6,506			6,506
Food and beverage		1,318			1,318
Telephone and other operating departments		789			789
Real Estate Taxes & Insurance	1,886				1,886
Undistributed operating expenses:					—
Percentage lease		12,559	(11,782	)(c)	777
Administrative and general		2,911	(216	)(e)	2,695
Sales and marketing		1,861			1,861
Energy		1,334			1,334
Repairs and maintenance		1,542			1,542
Franchise fees		2,053			2,053
Management fees		148	547	(d)	695
Other		197			197
Depreciation and amortization		87	(87	)(e)	—

Total hotel operating expenses	1,886	31,305	(11,538)		21,653

Net hotel operating income	8,336	304	2,441		11,081
Corporate expenses:
General & administrative	1,555	—			1,555
Interest	2,832	—	204	(f)	3,036
Amortization	199	—			199
Depreciation	5,048	—			5,048

Income (loss) before alloc to min interest and taxes	(1,298)	304	2,237		1,243
Loss on sale of property	0	—	—		—
Income alloc. to minority interest	204	—	(174	)(g)	30
Income taxes	0	0	(106	)(h)	(106)

Net income	(1,094)	304	2,169		1,379
Preferred share dividend	(1,734)	—	—		(1,734)

Net income (loss) available to common shareholders	$(2,828)	$304	$2,169		$(355)

Net income (loss) available to common shareholders per	$(0.16)				$(0.02)
share – basic and assuming dilution
Weighted average number of common shares	17,171				17,171
Weighted average number of common shares -	18,470				18,470
assuming dilution

Winston Hotels, Inc.
Notes to Unaudited Pro Forma Consolidated Statement of Operations
(In Thousands)

(a)	Represents the Company’s historical results of operations.

(b)	Represents CapStar Winston Company, L.L.C.’s historical results of operations.

(c)	Eliminate the lease revenue earned by the Company from its leases with CapStar Winston Company, L.L.C. Note that this adjustment results in recognition of deferred revenue totaling $2,685.

(d)	Adjust historical management fees to the new management contracts that are effective July 1, 2002.

(e)	Eliminate the CapStar Winston Company, L.L.C. corporate general and administrative expenses, depreciation and amortization that do not accrue to the Company as a result of the acquisition of the leasehold interests. These amounts represent actual amounts included in CapStar Winston Company, L.L.C.’s historical Statement of Operations.

(f)	Represents the increase in interest expense (computed using the first quarter 2002 pro forma weighted average interest rate of 4.18%) after applying the additional draw on the Company’s line of credit of approximately $19.5 million to fund the acquisition of the leasehold interests from CapStar Winston Company, L.L.C. A change in the interest rate of 1/8% would result in an adjustment of $6 in pro forma interest expense.

(g)	Adjust minority interest allocation.

(h)	To recognize an income tax benefit associated with Barclay, calculated as income (loss) before income taxes for financial reporting purposes multiplied by 38%.

Funds From Operations

Funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts, is income (loss) before minority interest (determined in accordance with generally accepted accounting principles), excluding extraordinary items and gains (losses) from debt restructuring and sales of operating properties, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. The Company further adjusts FFO by subtracting preferred share distributions and adding the change in deferred revenue during the period to eliminate the impact of Staff Accounting Bulletin No. 101. The calculation of FFO may vary from entity to entity and as such the presentation of FFO by the Company may not be comparable to other similarly titled measures of other reporting companies. FFO is not intended to represent cash flows for the period. FFO has not been presented as an alternative to operating income, but as an indicator of operating performance, and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with generally accepted accounting principles.

The following compares the computation of FFO for the Company on its historical results of operations and its pro forma results of operations:

	Historical	Pro Forma

Net income (loss)	$(1,094)	$1,379
Income tax benefit	—	(106)
Minority interest allocation	(204)	(30)
Preferred stock dividend	(1,734)	(1,734)
Depreciation	5,048	5,048
Depreciation from joint ventures	184	184
Deferred revenue	2,685	—
Deferred revenue from joint ventures	158	158

FFO	$5,043	$4,899